UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 27, 2013

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 27, 2013, Authentidate Holding Corp. (the “company”) reconvened its previously adjourned special meeting of common stockholders and, without conducting any business, further adjourned the special meeting until April 5, 2013, at 10:00 a.m. at the company’s corporate headquarters, located at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, New Jersey 07922. The record date for stockholders entitled to vote at the special meeting remains January 7, 2013. The special meeting is being further adjourned to continue to provide the company with additional time to solicit proxies from its stockholders to establish the requisite quorum for the conduct of business at the special meeting. A majority of the company’s shares of common stock outstanding at the close of business on the record date of January 7, 2013 and entitled to vote at the special meeting must be present at the special meeting, either in person or by proxy, to establish a quorum. As of February 27, 2013, approximately 24 percent of the Company’s outstanding common shares have been voted in connection with the proposals to be considered at the special meeting.

On March 1, 2013, the company issued a press release announcing the adjournment of the meeting and a copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

Important Additional Information Filed With The SEC

Authentidate has filed a proxy statement with the Securities and Exchange Commission (the “SEC”) pursuant to which Authentidate’s board of directors is soliciting proxies in connection with seeking stockholder approval of the conversion of its Series C Convertible Redeemable Preferred Stock. Investors and security holders are urged to read the proxy statement and other relevant documents filed with the SEC because they contain important information. Authentidate filed the proxy statement with the SEC on January 16, 2013 and disseminated the proxy statement to its stockholders on or about January 16, 2013. Security holders may obtain a free copy of the proxy statement and other documents filed by Authentidate at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting Authentidate at marketinggroup@authentidate.com or by telephone: (908) 787-1700.

Participants In The Solicitation

Authentidate and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposal to be considered at the special meeting. Information regarding such executive officers and directors is included in Authentidate’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, filed with the SEC on September 28, 2012, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting Authentidate at the contact information set forth above. Certain executive officers and/or directors of Authentidate may have interests in the transaction that may differ from the interests of Authentidate’s stockholders generally. These interests are described in the proxy statement for the special meeting filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Authentidate Holding Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ O’Connell Benjamin
Name:	O’Connell Benjamin
Title:	Chief Executive Officer and President

Date: March 1, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Authentidate Holding Corp.

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